UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 31, 2025

Philip Morris International Inc.
(Exact name of registrant as specified in its charter)

Virginia	1-33708	13-3435103
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

677 Washington Blvd, Ste. 1100	Stamford	Connecticut	06901
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code: (203) 905-2410
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	PM	New York Stock Exchange

2.750% Notes due 2026	PM26A	New York Stock Exchange
2.875% Notes due 2026	PM26	New York Stock Exchange
0.125% Notes due 2026	PM26B	New York Stock Exchange
3.125% Notes due 2027	PM27	New York Stock Exchange
3.125% Notes due 2028	PM28	New York Stock Exchange
2.875% Notes due 2029	PM29	New York Stock Exchange
3.375% Notes due 2029	PM29A	New York Stock Exchange
2.750% Notes due 2029	PM29D	New York Stock Exchange
3.750% Notes due 2031	PM31B	New York Stock Exchange
0.800% Notes due 2031	PM31	New York Stock Exchange
3.250% Notes due 2032	PM32	New York Stock Exchange
3.125% Notes due 2033	PM33	New York Stock Exchange
2.000% Notes due 2036	PM36	New York Stock Exchange
1.875% Notes due 2037	PM37A	New York Stock Exchange
6.375% Notes due 2038	PM38	New York Stock Exchange
1.450% Notes due 2039	PM39	New York Stock Exchange
4.375% Notes due 2041	PM41	New York Stock Exchange
4.500% Notes due 2042	PM42	New York Stock Exchange
3.875% Notes due 2042	PM42A	New York Stock Exchange
4.125% Notes due 2043	PM43	New York Stock Exchange
4.875% Notes due 2043	PM43A	New York Stock Exchange
4.250% Notes due 2044	PM44	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 4, 2025, Philip Morris International Inc. (the "Company") issued a press release (the “Organizational Announcement”) describing its previously announced new corporate organizational model (the “New Organizational Model”), which is designed to enhance the Company’s agility and support its journey to becoming a smoke-free company. The New Organizational Model will be effective January 1, 2026.

New Executive Officer Designations

In connection with the New Organizational Model, on October 31, 2025, the Company’s Board of Directors (“Board”) approved the appointment of Frederic de Wilde, President, South and Southeast Asia, Commonwealth of Independent States, Middle East and Africa Region, to the newly created position of CEO PMI International, effective January 1, 2026. Under the New Organizational Model, the Company’s geographic operating regions, with the exception of the U.S., will report to Mr. de Wilde, who will report directly to the Group CEO PMI, Jacek Olczak. Stacey Kennedy will continue to lead the Company’s U.S. business operations, which will form the Company’s other primary business unit.

Additionally, the Board approved certain title changes and designated the following individuals as the Company’s “officers” within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and “executive officers” within the meaning of Rule 3b-7 under the Exchange Act, effective January 1, 2026:

Name	Current Title	Title as of January 1, 2026
Jacek Olczak	Chief Executive Officer	Group CEO PMI
Emmanuel Babeau	Chief Financial Officer	Group Chief Financial Officer
Frederic de Wilde	President, South and Southeast Asia, Commonwealth of Independent States, Middle East and Africa Region	CEO PMI International
Reginaldo Dobrowolski	Vice President and Controller	Group Controller
Yann Guerin	Senior Vice President & General Counsel	Group Chief Legal Officer
Stacey Kennedy	President, Americas Region & CEO PMI U.S. Business	CEO PMI U.S.

Also in connection with the New Organizational Model, effective January 1, 2026, the following executives will no longer be designated as “officers” or “executive officers” under, respectively, Section 16 and Rule 3b-7 of the Exchange Act, but will remain corporate officers within the organization: Massimo Andolina, President, Europe Region; Vassilis Gkatzelis, President, East Asia, Australia, and PMI Global Travel Retail Region; Mindaugas Trumpaitis, President, Combustibles Category & Global Combustibles Marketing; and Stefano Volpetti, President, Smoke-Free Products Category & Chief Consumer Officer. Each of these officers will continue with the Company in a full-time capacity and will, with the exception of Mr. Volpetti, remain in their current position.

Effective January 1, 2026, Mr. Volpetti will transition to the position of Chief Global Growth Officer – leading the new enterprise-level Global Growth function to help drive mid- to long-term growth opportunities in smoke-free, consumer wellness and new categories – and report to Mr. Olczak.

Executive Compensation Arrangements

On November 3, 2025, Mr. de Wilde entered into an Employment Agreement with Philip Morris Products S.A., the Company’s indirect wholly-owned subsidiary, effective January 1, 2026 (the “de Wilde Agreement”), setting forth certain terms of his continued employment and compensation, including an increase in his annual base salary to CHF 1,250,002 (or $1,547,002).1 The de Wilde Agreement contains the entire agreement of the parties and supersedes all prior agreements, including that certain Employment Agreement between Philip Morris Services S.A. and Mr. de Wilde effective March 1, 2023. The foregoing description of the terms of the de Wilde Agreement is not complete and is qualified in its entirety by reference to the full text of the de Wilde Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

The foregoing is qualified in its entirety by the full text of the Organizational Announcement, which is filed as Exhibit 99.1 to this Current Report on 8-K and is incorporated herein by reference.

___________________
1 Based upon the conversion rate on November 3, 2025 of CHF 1.00 = $1.2376.

Item 7.01.	Regulation FD Disclosure.
As described further in the Organizational Announcement, effective January 1, 2026, the Company will operate under the New Organizational Model, comprised of a corporate unit, a global services unit, and three business units: International, U.S., and Aspeya, the Company’s wellness unit. The current four geographic reportable segments will be replaced with three new reportable segments: International Smoke-Free, International Combustibles and the U.S. The foregoing is qualified in its entirety by the full text of the Organizational Announcement, which is filed as Exhibit 99.1 to this Current Report on 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Employment Agreement with Frederic de Wilde, effective January 1, 2026 (incorporated by reference to Item 5.02).

99.1	Philip Morris International Inc. Press Release, dated November 4, 2025 (incorporated by reference to Items 5.02 and 7.01).

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILIP MORRIS INTERNATIONAL INC.

By:	/s/ DARLENE QUASHIE HENRY
Name:	Darlene Quashie Henry
Title:	Vice President, Associate General Counsel & Corporate Secretary
Date: November 4, 2025